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                                                                    Exhibit 99.8

                                 PRESS RELEASE

FROM:    VirtualFund.com, Inc.

CONTACT: Dennis B. McGrath
         McGrath Buckley Communications Counseling
         651-646-4115

FOR IMMEDIATE RELEASE


                   VIRTUALFUND SETS SHAREHOLDER MEETING DATE,
                    ELECTS NEW BOARD CHAIR, NAMES ACTING CEO

MINNEAPOLIS, Jan. 18, 2001. VirtualFund.com, Inc., (NASDAQ: VFND) today announced a scheduled date for a special meeting of shareholders, the appointment of additional officers, and commencement of litigation asking that it be released from long term real estate leases with a company owned by its former CEO and president, Melvin Masters.

In a letter to VirtualFund shareholders dated today, (a copy of the shareholder letter follows this release) the company announced that its Board of Directors has scheduled a special meeting of shareholders for April 19. The letter further advises shareholders that a meeting purportedly called by Masters for February 13 is not validly called and will not be considered properly held, as it contravenes Minnesota law and the Company's bylaws.

VirtualFund directors have elected Roger Wikner as Chairman of the Board. Wikner, a retired business executive, has been a member of the VirtualFund board since 1999. He replaces former board chair Melvin Masters. Tim Duoos has resigned as Vice Chair, but continues as a director.

Directors have also appointed Douglass E. Coy, as VirtualFund's new acting CEO. Coy, a successful turnaround management consultant, heads a diversified corporate restructuring and management consulting firm based in Minneapolis. He has been involved in the restructuring and revitalization of local, regional and national companies.


                                     -more-
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VirtualFund - Page 2.

The directors also announced that Stephen Fisher, President and COO of RSPNetwork and a VirtualFund director, has been given the additional position of Chief Executive Officer of RSPNetwork. RSPNetwork, a wholly-owned subsidiary based in Cedar Falls, Iowa, is a regional systems integrator specializing in Internet hosting, integration and support services.

On January 10, 2001, VirtualFund and ColorSpan Corporation, a wholly-owned subsidiary of VirtualFund, filed a complaint in Hennepin County District Court against its former CEO, Melvin Masters, and a limited partnership controlled by Masters, seeking to void ColorSpan's lease of space in an Eden Prairie business complex owned by the limited partnership, on the grounds that the lease was unfair, unreasonable, and unduly benefited Masters, in violation of Masters' fiduciary duties to VirtualFund and ColorSpan. The complaint also seeks the return of the profits realized by Masters as a result of his self-dealing in the Eden Prairie lease and other real estate transactions with VirtualFund and its subsidiaries.



                             Additional Information

VirtualFund.com, Inc. ("VirtualFund") may solicit proxies from its shareholders in connection with any action to remove and/or elect members to the company's board of directors. Before distributing forms of proxy to VirtualFund's shareholders in connection with any such solicitation, VirtualFund will file proxy materials (a proxy statement and related documents) with the U.S. Securities and Exchange Commission (the "SEC") containing information regarding the participants in any such solicitation.

Investors and shareholders are urged to read the proxy materials carefully when they are available. The proxy materials will contain important information about VirtualFund, the proxy solicitation, and related matters. Investors and shareholders will be able to obtain copies of the proxy materials free of charge through the web site maintained by the SEC at http://www.sec.gov.

In addition to the proxy materials, VirtualFund has filed annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any reports, statements and other information filed by VirtualFund at the SEC public reference room at 450 Fifth Street, N.W., Washington, D.C. 20549 or at the SEC's other public reference rooms in New York, New York and Chicago, Illinois. Please call the SEC at 1.800.SEC.0330 for further information on the hours and locations of the public reference rooms. VirtualFund's filings are also available to the public from commercial document retrieval services and at the web site maintained by the SEC at http://www.sec.gov.

Shareholders and investors may also obtain copies of documents VirtualFund has filed with the SEC free of charge from VirtualFund by requesting them in writing or by telephone at the following address: VirtualFund.com, Inc., 6462 City West Parkway, Suite 175, Eden Prairie, Minnesota 55344, Attention: Joseph P. Beckman, Esq., phone: (952) 943 3236.
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                       Information Concerning Participants

         VirtualFund, its directors, executive officers, certain other members of management and employees, agents and nominees may be deemed to be participants in any solicitation of its shareholders. VirtualFund filed a preliminary proxy statement with the SEC on October 30, 2000 in anticipation of an Annual Meeting of Shareholders on January 9, 2001. While the Annual Meeting scheduled for January 9, 2001 has been cancelled, we make reference to certain information contained in the preliminary proxy statement. Information concerning VirtualFund's directors, executive officers and certain other employees is set forth in VirtualFund's preliminary proxy statement filed with the SEC on October 30, 2000 and will be contained in any Proxy Statement filed by VirtualFund in connection with the removal and/or election of members of the company's board of directors.

         As of January 15, 2001, based upon their most recent reports filed with the SEC, VirtualFund's officers and directors beneficially own, as a group, 4,433,415 shares of VirtualFund common stock, representing approximately 24.2% of the shares outstanding. Melvin L. Masters, VirtualFund's former Chief Executive Officer and President, has reported on his most recent filing with the SEC that he beneficially owns 3,419,607 of those shares, representing approximately 19.2% of the shares outstanding.

         VirtualFund's preliminary proxy statement filed with the SEC on October 30, 2000 and any Proxy Statement relating to the removal and/or election of members of the company's board of directors are, or will be, available to the public from commercial document retrieval services and at the web site maintained by the SEC at http://www.sec.gov.

         In addition to any solicitations that may be made by any of the above-referenced persons, VirtualFund has retained Innisfree M&A Incorporated to act as its advisor and provide proxy solicitation services, for which it will receive customary compensation. Employees of Innisfree M&A Incorporated may communicate in person, by telephone or otherwise with persons who are shareholders of VirtualFund.


Cautionary Factors That May Affect Future Results

         Certain statements contained in this document and other written and oral statements made from time to time by VirtualFund do not relate strictly to historical or current facts. As such, they are considered "forward-looking statements" which provide current expectations or forecasts of future events. Such statements can be identified by the use of terminology such as "anticipate," "believe," "estimate," "expect," "intend," "may," "could," "possible," "plan," "project," "should", "will," "forecast" and similar words or expressions. VirtualFund's forward-looking statements generally relate to its growth strategies, financial results, product development and sales efforts. One must carefully consider forward-looking statements and understand that such statements involve a variety of risks and uncertainties, known and unknown, and may be affected by inaccurate assumptions, including, among others, those statements made which relate to any future operating results and mergers and acquisitions activity. Consequently, no forward-looking statement can be guaranteed and actual results may vary materially.
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         VirtualFund undertakes no obligation to update any forward-looking statement, but investors are advised to consult any further disclosures by the company on this subject in its filings with the Securities and Exchange Commission, especially on Forms 10-K, 10-Q and 8-K (if any), in which the company discusses in more detail various important factors that could cause actual results to differ from expected or historic results. VirtualFund notes these factors as permitted by the Private Securities Litigation Reform Act of 1995. It is not possible to foresee or identify all such factors. As such, investors should not consider any list of such factors to be an exhaustive statement of all risks, uncertainties or potentially inaccurate assumptions.